                          SERVICING CERTIFICATE                         PAGE 5
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MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996C



PASS-THROUGH RATES CURRENT DISTRIBUTION:
CLASS A CERTIFICATES, SERIES 1996C        LIBOR + 0.38%       5.75500%
CLASS B CERTIFICATES, SERIES 1996C        LIBOR + 1.25%       6.62500%



 Current Collection Period:  01-Nov-96 to 30-Nov-96
 P & S Agreement Date:                    01-Aug-96


                                            Current
                                          ---------
 Original Closing Date:                   16-Sep-96
 DISTRIBUTION DATE:                       16-DEC-96
 Days in Accrual Period                          30
                                          15-Nov-96
                                          14-DEC-96


                      Weighted Avg Mtg Rate (WAC)                     7.50785%
LIBOR       5.37500%  Weighted Avg Net Mtg Rate (Alt. Rate)           7.12785%


       -----------------------------------------------------------------------------------------------------------------------
     1      Beginning Pool Principal Balance                                                                    315,291,239.18
     2      Beginning Pool Balance Factor                                                                            97.509445%

     3      Beginning Class A Principal Balance                                                                 310,441,074.18
     4      Beginning Class B Principal Balance                                                                   4,850,165.00
       -----------------------------------------------------------------------------------------------------------------------

     5      Aggregate of all Monthly Principal Payments                                         (P&S 5.08i   )            0.00
     6      Aggregate of all Principal Prepayments Received                                     (P&S 5.08i   )    1,086,372.27
     7      Aggregate of any Net Liquidation Proceeds Received                                  (P&S 5.08iii )            0.00
     8      Aggregate of any Insurance Proceeds Received                                        (P&S 5.08iv  )            0.00
     9      Aggregate of any Awards or Settlements From Condemnation Proceedings                (P&S 5.08v   )            0.00
    10      Aggregate of any Proceeds From Repurchased Mortgage Loans                           (P&S 5.08vi  )            0.00
    11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
              Insurance Policy                                                                  (P&S 5.08vii )            0.00
    12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances              (P&S 5.08viii )           0.00
    13      Current Principal Advances                                                                                    0.00
    14      Current Servicer Principal Reimbursements                                                                     0.00
    15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                 1,086,372.27
    16      Unrecovered Principal Amounts (Liquidation Loss)                                                              0.00
    17      Aggregate of all Interest Payments Received                                         (P&S 5.08ii  )    1,816,542.15
    18      Current Servicing Fee                                                               (P&S 5.08ii  )       53,212.31
    19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                    (P&S 6.02vii )      156,091.11
    19 i.   Current Servicer Interest Advance (Recovery)                                                            156,091.11
    20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                     0.00
    21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                  1,086,372.27
    22      Total Interest Available For Distribution (17-18+19i)                                                 1,919,420.95
    23      Total Funds Available For Distribution (15+22)                                                        3,005,793.22

            ------------------------------------------------------------------------------------------------------------------
    24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                1,086,372.27
            ------------------------------------------------------------------------------------------------------------------
                                                                                     WATERFALL
    25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                    (P&S 6.02i   )          98.46%
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
              Amount (Line 20)                                                                                            0.00
       iii. Class A Prepayment Percentage                                                                               100.00%
       iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
              Distribution Amount                                                                                 1,086,372.27
       v.   Class A Total Distribution Allocable to Principal                              2                      1,086,372.27
       vi.  Class A Recovered Principal Amount                                                                            0.00
       vii. Class A Unrecovered Principal Amount                                           7                              0.00

    26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii.
            or 23)                                                                         1     (P&S 6.02ii  )   1,488,823.65
       ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                       (P&S 6.02ii  )   1,488,823.65
       iii. Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii  )   1,488,823.65
       iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                       (P&S 6.02iii )           0.00
       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                       (P&S 6.02iii )           0.00
       vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
              > 0: min of 26i. and 26iv.)                                                        (P&S 6.02iii  )          0.00
       viii.Class A Interest Shortfall  (26ii. - 26i.)                                           (P&S 6.02iii  )          0.00
       ------------------------------------------------------------------------------------------------------------------------
    27 i.   Current Certificate Insurance Premium                                          3                         34,156.55
       ii.  Reimbursement Amount                                                           4     (P&S 6.02vi  )           0.00
       iii. Total Amount to Certificate Insurer                                                                      34,156.55
       ------------------------------------------------------------------------------------------------------------------------
    28 i.   Subordinated Percentage                                                              (P&S 6.02i   )           1.54%
       ii.  Subordinated Percentage of Scheduled Formula Principal Distribution
              Amount                                                                                                      0.00
       iii. Subordinated Prepayment Percentage                                                                            0.00%
       iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
              Distribution Amount                                                                                         0.00
       v.   Class B Total Distribution Allocable to Principal                              8                              0.00
       vi.  Class B Recovered Loss Amount                                                  9                              0.00
       vii. Class B Unrecovered Loss Amount                                                                               0.00
    29 i.   Class B Total Distribution Allocable to Interest                               6     (P&S 6.02ii  )      26,776.95
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii  )      26,776.95
       iii. Class B Current Interest (pass-through rate x B's upb)                               (P&S 6.02iii  )     26,776.95
       iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                       (P&S 6.02iii  )          0.00
       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
       vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 29iii.
             > 0: min of 29i. and 29iv.)                                                                                  0.00
       viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                    0.00
       ------------------------------------------------------------------------------------------------------------------------
    30 i.   Cumulative Master Servicer Advanced Interest                                         (P&S 6.02v   )   1,113,256.65
       ii.  Cumulative Master Servicer Advanced Principal                                                                 0.00
       ------------------------------------------------------------------------------------------------------------------------
    31 i.   Beginning Reserve Fund Balance                                                       (P&S 6.06   )      250,000.00
       ii.  Current Reserve Fund Deposit                                                   5                              0.00
       iii. Current Reserve Fund Advances                                                                                 0.00
       iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                250,000.00
       ------------------------------------------------------------------------------------------------------------------------
    32 i.   Available Excess Interest                                                                               369,663.80
       ii.  Distribution Account Shortfall                                                       (P&S 6.02xvi)            0.00
       iii. Class R Distribution Amount For Such Distribution Date                        10                        369,663.80
       ------------------------------------------------------------------------------------------------------------------------
    33 i.   Ending Pool Principal Balance                                                        (P&S 6.02vii)  314,204,866.91
       ii.  Ending Pool Balance Factor                                                                               97.173465%
       ------------------------------------------------------------------------------------------------------------------------

    34      Ending Class A Principal Balance                                                                    309,354,701.91
    35      Ending Class B Principal Balance                                                                      4,850,165.00
       =======================================================================================================================

                    STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6
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MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996C

PASS-THROUGH RATES CURRENT DISTRIBUTION:
CLASS A CERTIFICATES, SERIES 1996C          LIBOR + 0.38%     5.75500%
CLASS B CERTIFICATES, SERIES 1996C          LIBOR + 1.25%     6.62500%

Current Collection Period:  01-Nov-96 to 30-Nov-96

      LIBOR=     5.3750%
Original Closing Date:                   16-Sep-96
DISTRIBUTION DATE:                       16-DEC-96

                 Weighted Avg Net Mtg Rate (Alt. Rate) 7.12785%
    -------------------------------------------------------------------------

     1 i.   Class A Total Distribution Allocable to Principal                                                            3.410965
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                             0.000000
       iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal
               Distribution Amount                                                                                       3.410965
       iv.  Class A Recovered Principal Amount                                                                           0.000000
       v.   Class A Unrecovered Principal Amount                                                                         0.000000

     2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                      4.674572
       ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
               distribution date)                                                                                        4.674572
       iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
               0: min of 26i. and 26iv.)                                                                                 0.000000
       iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
               distribution date)                                                                                        0.000000
            -----------------------------------------------------------------------------------------------------------------------
     3 i.   Class B Total Distribution Allocable to Principal                                                            0.000000
       ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                   0.000000
       iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
               Distribution Amount                                                                                       0.000000
       iv.  Class B Recovered Loss Amount                                                                                0.000000
       v.   Class B Unrecovered Loss Amount                                                                              0.000000
     4 i.   Class B Total Distribution Allocable to Interest                                                             5.520833
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                              5.520833
       iii. Class B Current Interest (pass-through rate x B's upb)                                                       5.520833
       iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                              0.000000
            -----------------------------------------------------------------------------------------------------------------------
     5      Ending Pool Principal Balance                                                                          314,204,866.91
     6      Ending Pool Balance Factor                                                                                  97.173465%
     7      Ending Class A Principal Balance                                                                       309,354,701.91
     8      Ending Class B Principal Balance                                                                         4,850,165.00
            -----------------------------------------------------------------------------------------------------------------------
     9 i.   Current Master Servicer Advanced (Recovered) Interest                                                      156,091.11
       ii.  Current Master Servicer Advanced (Recovered) Principal                                                           0.00
       iii. Current Trustee Advanced Interest                                                                                0.00
       iv.  Current Trustee Advanced Principal                                                                               0.00
       v.   Additional Servicing Compensation                                                (P&S 6.02ix  )                  0.00
       vi   Amount of Servicing Advances Paid by Master Servicer                             (P&S 6.02 x  )                  0.00
       vii. Formula Principal Amount & Unrecovered Principal Amounts                         (P&S 6.02iv  )                  0.00
       viii.Amount of Delinquencies of Mortgage Loans                                                                   30,660.99
       ix.  CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:   16-DEC-96                                                     0.00000%
       x.   CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:   16-DEC-96                                                     0.00000%
            -----------------------------------------------------------------------------------------------------------------------
    10 i.   Number of Mortgage Loans 30 to 59 Days Delinquent                                                                  18
       ii.  Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                  4,725,838.74
    11 i.   Number of Mortgage Loans 60 to 89 Days Delinquent                                                                   0
       ii.  Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                          0.00
    12 i.   Number of Mortgage Loans 90 or More Days Delinquent                                                                 0
       ii.  Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                        0.00
    13 i.   Number of Mortgage Loans in Foreclosure                                                                             0
       ii.  Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    0.00
    14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                        0.00
    15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                  (P&S 6.02xiii)                  0.00
            ======================================================================================================================